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Exhibit 99.(a)(1)(ii)

LETTER OF TRANSMITTAL

To Tender American Depositary Shares ("ADSs")
(each representing the right to receive one ordinary share)

of

INSTRUMENTATION LABORATORY S.P.A.
Pursuant to the Offer to Purchase dated February 10, 2006
by
IZASA DISTRIBUCIONES TÉCNICAS S.A.
(A majority owned subsidiary of Grupo CH-Werfen, S.A.)

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
  ON WEDNESDAY, MARCH 15, 2006 UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

THE BANK OF NEW YORK

Telephone Assistance: 1-800-507-9357

By Mail:	By Hand:	By Overnight Delivery:
The Bank of New York Tender & Exchange Dept. 11W P.O. Box 11248 Church Street Station New York, NY 10286-1248	The Bank of New York Tender & Exchange Dept. 11W 101 Barclay Street Receive & Deliver Window Street Level New York, NY 10286	The Bank of New York Tender & Exchange Dept. 11W 101 Barclay Street Receive & Deliver Window Street Level New York, NY 10286
By Facsimile: For Eligible Institutions Only (212) 815-6433
Confirm Facsimile Receipt by telephone: (212) 815-6212

        NONE OF INSTRUMENTATION LABORATORY S.P.A., ANY OF ITS DIRECTORS OR OFFICERS, IZASA DISTRIBUCIONES TÉCNICAS S.A., GRUPO CH-WERFEN, S.A., JOSÉ MARIA RUBIRALTA OR FRANCISCO RUBIRALTA MAKES ANY RECOMMENDATION TO ANY HOLDER OF ADSs WHETHER TO TENDER OR REFRAIN FROM TENDERING ALL OR ANY ADSs. EACH HOLDER OF ADSs MUST INDIVIDUALLY DECIDE WHETHER TO TENDER ADSs AND, IF SO, HOW MANY ADSs TO TENDER.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. HOLDERS OF ADSs THAT ARE NOT U.S. TAXPAYERS WILL NEED TO CONTACT THE DEPOSITARY FOR A SUBSTITUTE FORM W8-BEN AND COMPLETE THE SUBSTITUTE FORM W8-BEN.

        THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        This Letter of Transmittal (or a manually signed facsimile copy thereof) is to be completed by holders of ADSs (as defined below) of Instrumentation Laboratory S.p.A. either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the section of the Offer to Purchase captioned "THE OFFER—2. Acceptance for Payment and Payment for ADSs") is utilized, if a tender of ADSs is to be made by a book entry transfer into the account of The Bank of New York, as Depositary (the "Depositary"), at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the section of the Offer to Purchase captioned "THE OFFER—2. Acceptance for Payment and Payment for ADSs." DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

        Holders of ADSs whose certificates for the ADSs are not immediately available or if time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in the section of the Offer to Purchase captioned "THE OFFER—1. Terms of the Offer") or if the procedure for book-entry transfer cannot be completed on a timely basis, the relevant ADSs may be tendered according to the guaranteed delivery procedure set forth in the section of the Offer to Purchase captioned "THE OFFER—3. Procedure for Tendering ADSs." See Instruction 2 of this Letter of Transmittal.

DESCRIPTION OF AMERICAN DEPOSITARY SHARES ("ADSs") TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on American Depositary Receipt(s))	ADSs Tendered (Attach additional list if necessary)

	American Depositary Receipt Number(s)	Total Number of ADSs Represented by Certificate(s)	Number of ADSs Tendered*

Total ADSs

*	Unless otherwise indicated, it will be assumed that all ADSs represented by certificates or receipts delivered to the Depositary are being tendered. See Instruction 4 of this Letter of Transmittal.
☐	Check here if certificate(s) have been lost, destroyed or stolen. Indicate number of ADSs presented by the lost, destroyed or stolen certificate(s). See Instruction 11 of this Letter of Transmittal.

☐
CHECK BOX IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER ADSs BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Depository Trust Company Account Number:

Transaction Code Number:

☐
CHECK BOX IF TENDERED ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Owner(s):

Window Ticket Number(s) (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If delivered by Book-Entry Transfer, check box: ☐
DTC Account No:

Transaction Code No. (if delivered by book-entry transfer):

Ladies and Gentlemen:

        The undersigned hereby tenders to Izasa Distribuciones Técnicas S.A., a corporation organized under the laws of The Kingdom of Spain (the "Offeror") and a majority owned subsidiary of Grupo CH-Werfen, S.A., a corporation organized under the laws of The Kingdom of Spain (the "Parent"), American Depositary Shares ("ADSs"), each representing one ordinary share, par value €0.33 per share, of Instrumentation Laboratory S.p.A., a corporation organized under the laws of The Republic of Italy (the "Company"), at a purchase price of U.S. $0.98 per ADS, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 10, 2006 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, each as amended or supplemented from time to time, constitute the "Offer"). The ADSs are issued under a Deposit Agreement dated October 1996 by and between the Company and the Depositary (the "Deposit Agreement").

        Subject to, and effective upon, acceptance for payment of, or payment for, the ADSs validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror, all right, title and interest in and to any ADS tendered hereby that are purchased pursuant to the Offer (including any right to all dividends, any and all ADSs or other securities issued or issuable in respect thereof on or after February 10, 2006 and other distributions declared (collectively, "Distributions")) and hereby irrevocably appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates or receipts for such ADSs (and any Distributions) or transfer ownership of such ADSs (and any Distributions) on the account books maintained by the Depositary, together in either case with appropriate evidences of transfer, to or upon order of the Offeror, (b) present such ADSs (and any Distributions) for transfer on the books of the Company or the Depositary register and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned hereby irrevocably appoints the Depositary and/or any other designees of the Offeror, as such holder's attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such holder's right with respect to the ADSs tendered by such holder and accepted for payment by the Offeror (and any Distributions). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered ADSs. Such appointment is effective when, and only to the extent that, the Offeror accepts such ADSs for payment. Upon acceptance for payment, all prior powers of attorney and proxies given by the holder with respect to such ADSs (and any Distributions) will, without further action, be revoked and no subsequent powers of attorney or proxies may be given or written consents executed (and, if given or executed, will not be deemed effective). The attorneys and proxies (or other designees of the Offeror) will, with respect to the ADSs (and any Distributions), be empowered to exercise all voting and other rights of such holder as they in their sole judgment deem proper in respect of any annual or special meeting of the Company's holders of ordinary shares, or any adjournment or postponement thereof.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer ADSs tendered hereby and any Distributions and that when the same are accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, equitable interests, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and not subject to any adverse claim, and the Offeror shall acquire such title together with all rights attaching thereto, including, without limitation, the right to all dividends and other distributions declared, paid or made on or after the date of acceptance. Upon request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the ADSs (and any Distributions) tendered hereby.

        The undersigned, on behalf of itself and its present or former members, partners, associates, agents, officers, directors, stockholders, employees, insurers, heirs, executors, administrators, successors, assigns, and all other persons or entities claiming by or through the undersigned with respect to the ADSs or any purchase or sale of the ADSs (collectively, the "Related Persons"), hereby irrevocably sells, assigns and transfers to or upon the order of the Offeror or its assignee all right, title and interest in, arising out of, and to all ADSs tendered, including (without limitation) all claims, counterclaims, rights, demands, causes of action and liabilities, including (without limitation) those arising under the Securities Act of 1933 ("Securities Act"), under the Securities Exchange Act of 1934 ("Exchange Act"), under any state or non-U.S. securities laws or out of or under the Deposit Agreement, whether in any case known or unknown, that holder or its Related Persons or any of them, ever had, has or may ever have against the Offeror, all entities or persons controlling the Company and the Company and their respective present or former members, partners, associates, agents, officers, directors, stockholders, employees and insurers, and their successors, including (without limitation) each underwriter of the initial public offering of the Company and the Depositary, with respect to the ADSs or any purchase or sale of the ADSs (collectively, the "Claims"). The undersigned represents and warrants to the Offeror that he, she or it has not, prior to the execution of this Letter of Transmittal, sold, assigned, or otherwise transferred to any person any of the rights described in the foregoing sentence. To the extent that any Claim or portion thereof is not so salable, assignable, or transferable, the tendering holder, on behalf of itself and Related Persons, hereby releases such Claim or portion thereof that is not assignable. To that extent, the undersigned, on behalf of itself and Related Persons, does hereby expressly waive and relinquish, to the fullest extent permitted by law, the provisions, rights, and benefits of § 1542 of the California Civil Code, which provides:

  A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

and any and all provisions, rights and benefits of any similar, comparable, or equivalent state or federal law, rule or regulation or principle of common law. The undersigned acknowledges that it may hereafter discover facts other than or different from those which they know or believe to be true with respect to the Claims, but hereby expressly waives and fully, finally and forever settles and releases, any known or unknown, suspected or unsuspected, contingent or noncontingent claim with respect to the subject matter of the provisions of this paragraph, whether or not concealed or hidden, without regard to the subsequent discovery or existence of such different or additional facts.

        Nothing in this paragraph, however, shall constitute an assignment, release, or waiver of any claim arising under the Securities Act or the Exchange Act arising out of the Offer.

        The undersigned understands that the valid tender offer of ADSs pursuant to one of the procedures described in the Offer to Purchase, as amended from time to time, and in the Instructions hereto will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Offeror may not be required to accept for payment any of the ADSs tendered hereby.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy and legal representatives, successors and assigns of the undersigned.

        This Letter of Transmittal shall not be considered complete and valid, and payment of consideration pursuant to the Offer shall not be made, until the ADSs being tendered and all other required documentation have been received by the Depositary as provided in the Offer to Purchase and this Letter of Transmittal.

        Unless otherwise indicated herein in the box labeled "Special Payment Instructions," please issue the check for the purchase price of any ADSs purchased and/or return any certificates for ADSs not tendered or not accepted for payment in the names of the registered holder(s) appearing above under "Description of ADSs Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price for any ADSs purchased and return any certificates for ADSs not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of ADSs Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all ADSs purchased and return all certificates representing ADSs not purchased or not tendered in the names of, and mail such check and certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any ADSs tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Offeror has no obligation, pursuant to the Special Payment Instructions, to transfer any ADSs from the name of the registered holder(s) thereof if the Offeror does not purchase any of the ADSs tendered hereby.

        Please fill in the remainder of this Letter of Transmittal.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

  ☐ To be completed ONLY if the check for the purchase price for ADSs accepted for payment and/or the certificates representing the ADSs not tendered or accepted for payment are to be issued in the name of someone other than the undersigned.

     Issue        ☐        Check        ☐        Certificate(s) to:

Name:	(Please Print)
Address:

(Including Zip Code)

☐ Credit ADS tendered by book-entry transfer that are not accepted for payment to (check one):

(Account Number)
(Tax Identification or Social Security No.):

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

  ☐ To be completed ONLY if the check for the purchase price for ADSs accepted for payment and/or the certificates representing the ADSs not tendered or accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

     Mail        ☐        Check        ☐        Certificate(s) to:

Name:	(Please Print)
Address:

(Including Zip Code)
(Tax Identification or Social Security No.):

  SIGN HERE
  (Also Complete Substitute Form W-9 below)

(Signature(s) of Holder(s))
Dated:

              (Must be signed by all registered holder(s) exactly as name(s) appear(s) on certificates evidencing the ADSs or on a security position listing or by person(s) authorized to become registered holders by certificates and documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5 of this Letter of Transmittal.)

Name(s):

(Please Print)
Capacity (Full Title):
Address:

(Including Zip Code)
Area Code and Telephone No.:
Tax Identification No. or Social Security No.:

Guarantee of Signature(s)
(See Instructions 1 and 5)

For use by financial institutions only; place medallion guarantee in space below.

Authorized Signature:
Name:
(Please Print)
Title:
Name of Firm:
Address:

(Including Zip Code)
Area Code and Telephone No.:
Dated:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1.
Guarantee of Signatures.

        Signatures on this Letter of Transmittal (or a manually signed facsimile copy thereof) must be guaranteed by a member in good standing of the Securities Transfer Agents Medallion Program, or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing being referred to as an "Eligible Institution" and, collectively, as "Eligible Institutions"), unless the ADSs tendered thereby are tendered (i) by a registered holder of ADSs who has not completed either the box labeled "Special Delivery Instructions" or the box labeled "Special Payment Instructions" on this Letter of Transmittal or (ii) for the account of any Eligible Institution. See Instruction 5 of this Letter of Transmittal. If the certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or certificates not accepted for payment or not tendered are to be returned, to a person other than the registered holder, then the certificates must be endorsed or accompanied by duly executed stock powers, in either case, signed exactly as the name of the registered holder appears on such certificates, with the signatures on such certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5 of this Letter of Transmittal.

2.
Delivery of Letter of Transmittal and ADSs.

        This Letter of Transmittal (or a manually signed facsimile copy thereof) is to be completed and duly executed by holders (with any required signature guarantees) either if ADSs are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery is to be made by book-entry transfer to an account maintained by the Depositary at a Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth section in the Offer to Purchase captioned "THE OFFER—3. Procedure for Tendering ADSs." Certificates for all physically tendered ADSs or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such ADSs in the Depositary's account at the DTC, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile copy thereof), with any required signature guarantees, or an Agent's Message in connection with the book-entry transfer, and any other documents required by this Letter of Transmittal, must be delivered to the Depositary at one of its addresses set forth herein by the Expiration Date (as defined in the Offer to Purchase).

        Holders of ADSs whose certificates are not immediately available or if time will not permit all required documents to reach the Depositary on or prior to the Expiration Date or if the procedures for book-entry transfer cannot be completed on a timely basis, the relevant ADSs may be tendered if all of the following guaranteed delivery procedures are duly complied with: (i) the tender is made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery (or a manually signed facsimile thereof), substantially in the form provided herewith, is received by the Depositary, prior to the Expiration Date; and (iii) the certificates for all tendered ADSs, in proper form for transfer (or a Book-Entry Confirmation), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by the Letter of Transmittal are received by the Depositary within three business days after the date of such Notice of Guaranteed Delivery.

        The method of delivery of ADSs, the Letter of Transmittal and all other required documents, including delivery through any Book-Entry Transfer Facility is at the option and risk of the tendering holders of ADSs. The delivery will be deemed made only when actually received by the Depositary (including, in the case of a book-entry transfer, by a Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, you should allow sufficient time to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted and no fractional ADSs will be purchased. All holders of ADSs, by execution of a Letter of Transmittal (or a manually signed facsimile copy thereof), waive any right to receive any notice of the acceptance of their ADSs for payment.

3.
Inadequate Space.

        If the space provided herein is inadequate, the numbers of the certificates and/or the number of ADSs, and any other required information, should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4.
Partial Tenders (not applicable to holders who tender by book-entry transfer).

        If fewer than all the ADSs evidenced by any certificate delivered to the Depositary are to be tendered hereby, fill in the number of ADSs that are to be tendered in the box entitled "Number of ADSs Tendered." In such case, a new certificate for the untendered ADSs will be sent to the registered holder, unless otherwise provided in the appropriate box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the date such ADSs are accepted for payment. All ADSs delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.
Signatures on Letter of Transmittal, Stock Powers and Endorsements.

        If the Letter of Transmittal (or a manually signed facsimile copy thereof) is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing the ADSs without alteration, enlargement or any change whatsoever.

        If any of the ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal (or a manually signed facsimile copy thereof).

        If any of the ADSs tendered in the Offer are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimile copies thereof) as there are different registrations of such ADSs.

        If this Letter of Transmittal (or a manually signed facsimile copy thereof) or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted.

        When this Letter of Transmittal (or a manually signed facsimile copy thereof) is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price and/or delivery of certificates for ADSs not tendered or accepted for payment are to be issued or returned, to a person other than the registered holder(s), in which case the tendered certificates for ADSs must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution.

        If the certificates evidencing ADSs are registered in the name of a person or persons other than the signer of the Letter of Transmittal, or if payment is to be made or delivered to, or certificates for unpurchased ADSs are to be issued or returned to, a person other than the registered owner or owners, then the tendered certificates for ADSs must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution.

6.
Stock Transfer Taxes.

        The Offeror will not pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or to its order of ADSs pursuant to the Offer. Any stock transfer tax payable upon acceptance of any ADSs for payment may, at the option of the Offeror, be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. Also, if payment of the purchase price is to be made to, or if ADSs not tendered or accepted for payment are to be registered in the name of, any persons other than the registered holder(s) or if tendered ADSs are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person may, at the option of the Offeror, be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. Holders of ADSs will be responsible for any stock transfer taxes not withheld at the option of the Offeror by the Offeror.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates representing the ADSs listed in this Letter of Transmittal.

7.
Special Payment and Delivery Instructions.

        If the check for the purchase price and/or any certificates evidencing ADSs not tendered or accepted for payment is or are to be issued in the name of a person other than the signer of this Letter of Transmittal (or a manually signed facsimile copy thereof) or if the check for the purchase price is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal (or a manually signed facsimile copy thereof) or to an address other than that shown on the reverse, the appropriate boxes on this Letter of Transmittal (or a manually signed facsimile copy thereof) should be completed. A holder who tenders by book-entry transfer may request that ADSs not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such holder may designate under "Special Payment Instructions." If no such instructions are given, such ADSs not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8.
Waiver of Conditions.

        The Offeror reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, to the extent permitted by applicable law.

9.
Taxpayer Identification Number, Substitute Form W-9 and Form W8-BEN.

        Each holder of ADSs who is a "United States person" (as defined in the United States Internal Revenue Code) (a "U.S. Holder") is required to provide the Depositary with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the Depositary is not provided with the correct taxpayer identification number, the holder may be subject to backup withholding and a $50 penalty imposed by the United States Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a person that is not a U.S. Holder tendering ADSs to qualify as an exempt recipient, such person must submit to the Depositary a properly completed Internal Revenue Service Form W8-BEN (or suitable substitute form), signed under penalties of perjury, attesting to that individual's exempt status. To obtain the Form W8-BEN, please contact the Depositary at 1-800-507-9357. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        To prevent backup withholding, each U.S. Holder of ADSs must provide such holder's correct taxpayer identification number by completing the Substitute Form W-9, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that (i) the holder has not been notified by the United States Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends, (ii) the United States Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding or (iii) the holder is exempt from backup withholding. Similar requirements with respect to the Form W8-BEN are applicable to persons that are not U.S. Holders desiring to tender ADSs. If the ADSs are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which tax payer identification number to report.

        The Offeror reserves the right, in its sole discretion, to take whatever steps are necessary to comply with its obligation regarding backup withholding.

10.
Requests for Assistance or Additional Copies.

        Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Depositary at the address and telephone number set forth above in this Letter of Transmittal.

11.
Lost, Destroyed or Stolen Certificates.

        If any certificate representing ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the Depositary by checking the box entitled "Description of American Depositary Shares ("ADSs") Tendered" and indicating the number of ADSs lost, destroyed or stolen or calling 1-800-507-9357. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

        Important: This Letter of Transmittal or a manually signed facsimile copy hereof (together with ADSs or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Depositary prior to the Expiration Date (as defined in the Offer to Purchase).

PAYER'S NAME: THE BANK OF NEW YORK

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social security number(s) or Employer identification number(s)

Part 2—Certification—Under penalties of perjury, I certify that: (1) the number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

Payer's Request for Taxpayer Identification Number ("TIN")
	Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).	Part 3 Awaiting TIN ☐

Signature	Date	, 2006
Name (please print)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date	, 2006
Name (please print)

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AND A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

        GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of:
1.	An individual's account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor or incompetent person(3)
7.	(a) The usual revocable savings trust account (grantor is also trustee);	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
For this type of account:		Give the EMPLOYER IDENTIFICATION number of:
8.	Sole proprietorship account	The owner(4)
9.	A valid trust, estate, or pension trust	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(5)
10.	Corporate account	The corporation
11.	Religious, charitable or educational organization account	The organization
12.	Partnership account held in the name of the business	The partnership
13.	Association, club, or other tax-exempt organization	The organization
14.	A broker or registered nominee	The broker or nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)
You must show your individual name, but you may also enter business or "doing business as" name. You may use either your SSN or EIN (if you have one).

(5)
List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

        If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

        For purposes of the Offer, payees exempted from backup withholding include the following:

—
A corporation.

—
A financial institution.

—
An organization exempt from tax under section 501(a), or an individual retirement plan.

—
The United States or any agency or instrumentality thereof.

—
A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

—
A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

—
An international organization or any agency, or instrumentality thereof.

—
A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

—
A real estate investment trust.

—
A common trust fund operated by a bank under section 584(a).

—
An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a)(1).

—
An entity registered at all times under the Investment Company Act of 1940.

—
A foreign central bank of issue.

         Payments of dividends not generally subject to withholding include the following:

—
payments to nonresident aliens subject to withholding under Section 1441.

—
payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner payments made to a nominee.

        Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

        Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

  PRIVACY ACT NOTICE—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1)
PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)
Criminal Penalty For Falsifying Information—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        For Additional Information Contact Your Tax Consultant or The Internal Revenue Service Obtaining a Number.

IMPORTANT:	THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES REPRESENTING ADSs OR CONFIRMATION OF BOOK-ENTRY TRANSFER OF THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

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NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
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